Gentiva Merger	12 Months Ended
Dec. 31, 2014
Business Combinations [Abstract]
Gentiva Merger

NOTE 2 – GENTIVA MERGER

On October 9, 2014, the Company entered into an Agreement and Plan of Merger (the “Gentiva Merger Agreement”) with Gentiva Health Services, Inc. (“Gentiva”), providing for the Company’s acquisition of Gentiva. On February 2, 2015, the Company consummated the acquisition with one of its subsidiaries merging with and into Gentiva (the “Gentiva Merger”), with Gentiva continuing as the surviving company and the Company’s wholly owned subsidiary.

At the effective time of the Gentiva Merger, each share of common stock, par value $0.10 per share, of Gentiva (“Gentiva Common Stock”) issued and outstanding immediately prior to the effective time of the Gentiva Merger (other than shares held by Kindred, Gentiva and any wholly owned subsidiaries (which were cancelled) and shares owned by stockholders who properly exercised and perfected a demand for appraisal rights under Delaware law), including each deferred share unit, were converted into the right to receive (i) $14.50 in cash (the “Cash Consideration”), without interest, and (ii) 0.257 of a validly issued, fully paid and nonassessable share of Kindred common stock, par value $0.25 per share (“Common Stock”) (the “Stock Consideration”).

The Company used the net proceeds from the Financing Transactions (as defined in Note 12), to fund the Cash Consideration for the Gentiva Merger, repay Gentiva’s existing debt and pay related transaction fees and expenses.

NOTE 2 – GENTIVA MERGER (Continued)

Operating results for the year ended December 31, 2014 included transaction costs totaling $10.8 million and financing costs totaling $17.0 million related to the Gentiva Merger. Transaction costs were recorded to general and administrative expenses and financing costs were recorded to interest expense.

Gentiva is a leading provider of home health services, hospice services and community care services serving patients through approximately 491 locations in 40 states as of December 31, 2014. Gentiva provides a single source for skilled nursing; physical, occupational, speech and neuro-rehabilitation services; hospice services; social work; nutrition; disease management education; help with daily living activities; and other therapies and services.

Pro forma information

The unaudited pro forma net effect of the Gentiva Merger assuming the acquisition occurred as of January 1, 2013 is as follows (in thousands, except per share amounts):

	Year ended December 31,
	2014	2013
Revenues	$7,020,543	$6,857,359
Income (loss) from continuing operations attributable to Kindred	64,928	(662,457)
Loss attributable to Kindred	(933)	(786,426)
Earnings (loss) per common share:
Basic:
Income (loss) from continuing operations	$0.75	$(7.84)
Net loss	$(0.01)	$(9.30)
Diluted:
Income (loss) from continuing operations	$0.73	$(7.84)
Net loss	$(0.01)	$(9.30)

The unaudited pro forma financial data have been derived by combining the historical financial results of the Company and the operations acquired in the Gentiva Merger for the periods presented. The unaudited pro forma financial data includes transaction and financing costs totaling $40.3 million incurred by both the Company and Gentiva in connection with the Gentiva Merger. These costs have been eliminated from the results of operations for 2014 and have been reflected as expenses incurred as of January 1, 2013 for purposes of the pro forma financial presentation.

Legal and Regulatory Proceedings

Gentiva is party to certain legal actions arising in the ordinary course of business, including legal actions arising out of services rendered by its various operations, personal injury and employment disputes. Gentiva does not expect that these other legal actions will have a material adverse effect on its business, financial condition, results of operations, liquidity or capital resources.

On May 10, 2010, a collective and class action complaint entitled Lisa Rindfleisch et al. v. Gentiva Health Services, Inc. was filed in the United States District Court for the Eastern District of New York against Gentiva in which five former employees (“Plaintiffs”) alleged wage and hour law violations. The former employees claimed they were paid pursuant to “an unlawful hybrid” compensation plan that paid them on both a per visit and an hourly basis, thereby voiding their exempt status and entitling them to overtime pay. Plaintiffs alleged continuing violations of federal and state law and sought damages under the Fair Labor Standards Act (“FLSA”), as well as under the New York Labor Law and North Carolina Wage and Hour Act (“NCWHA”). On October 8, 2010, the court granted Gentiva’s motion to transfer the venue of the lawsuit to the United States District Court for the Northern District of Georgia. On April 13, 2011, the court granted Plaintiffs’ motion for conditional certification of the FLSA claims as a collective action. On May 26, 2011, the court bifurcated the FLSA portion of the suit into a liability phase, in which discovery closed on January 15, 2013, and a potential damages phase, to be scheduled pending outcome of the liability phase. Following a motion for partial summary judgment by Gentiva regarding the New York state law claims, Plaintiffs agreed voluntarily to dismiss those claims in a filing on December 12, 2011. Plaintiffs filed a motion for certification of a North Carolina state law class for NCWHA claims on January 20, 2012. On August 29, 2012, the court denied Plaintiffs’ motion for certification of a North Carolina state law class. Gentiva filed a motion for partial summary judgment on Plaintiffs’ claims under the NCWHA on March 22, 2012, which the court granted on January 16, 2013. On February 14, 2013, Gentiva filed two motions for partial summary judgment with regard to Gentiva’s liability for Plaintiffs’ FLSA claims. On the same day, Plaintiffs filed a motion for partial summary judgment in their favor with regard to

NOTE 2 – GENTIVA MERGER (Continued)

Legal and Regulatory Proceedings (Continued)

Gentiva’s liability. On July 26, 2013, the court denied Gentiva’s motion for summary judgment with regard to Gentiva’s liability for Plaintiffs’ FLSA claims and granted Plaintiffs’ motion for summary judgment. On November 4, 2013, the court denied Gentiva's motion to amend the District court’s July 26 Order to certify two legal issues for immediate interlocutory appeal to the Eleventh Circuit Court of Appeals. In its order, the court established a 30-day deadline for Gentiva to file its motion for decertification of the FLSA collective action class, which Gentiva then filed on December 4, 2013. On April 18, 2014, the court issued an order granting Gentiva’s motion for decertification and dismissing the opt-in plaintiffs from the lawsuit without prejudice. On the same day, Plaintiffs filed a motion to amend the court’s order to delay the effective date of the dismissal of the opt-in plaintiffs’ claims for 60 days, until June 17, 2014. On May 8, 2014, the court entered an order granting Plaintiffs’ motion to amend, thereby extending the effective date of dismissal through June 17, 2014. On June 17, 2014, approximately 194 of the former 999 opt-in plaintiffs who had been dismissed from this case filed a new complaint against Gentiva in the United States District Court for the Northern District of Georgia as a separate, follow-on lawsuit with identical claims captioned Cynthia Bailey et al. v. Gentiva Health Services, Inc. These were some of the individuals who had been dismissed from the Rindfleisch lawsuit and who wished to continue to pursue their claims. Given the filing of the follow-on lawsuit, at the court-ordered June 19, 2014 settlement conference, it was determined that the Rindfleisch case would be stayed and administratively closed pending the outcome of global mediation of both lawsuits. Accordingly, on June 24, 2014, the District court administratively closed the case. Pursuant to an agreement between the parties at the settlement conference, on July 30, 2014, the plaintiffs filed an amended complaint in the Bailey lawsuit naming a total of 411 plaintiffs. On September 12, 2014, the parties engaged in the mediation of both lawsuits. The parties did not reach a settlement to resolve either lawsuit, and the Rindfleisch case was re-opened at the request of Plaintiffs’ counsel on January 8, 2015. On January 13, 2015, the court entered an order in the Rindfleisch lawsuit granting each party limited damages discovery with respect to the named Plaintiffs’ claims. Pursuant to this order, the parties filed their proposals regarding damages discovery on January 27, 2015. In the Bailey lawsuit, Gentiva filed its answer to the Plaintiffs’ complaint on October 10, 2014, as well as a motion to drop all Plaintiffs other than the named Plaintiff, Cynthia Bailey, based on misjoinder, as the court had already determined in the Rindfleisch case that the Plaintiffs’ claims should not remain in the same lawsuit. The Bailey lawsuit currently is stayed pending the outcome of the motion to drop. The Plaintiffs in both lawsuits are seeking attorneys’ fees and costs, back wages and liquidated damages going back three years from the filings of the complaints under the FLSA.

Gentiva is unable to assess the probable outcome or potential liability, if any, arising from the Rindfleisch and Bailey lawsuits on its business, financial condition, results of operations, liquidity or capital resources. Gentiva does not believe that an estimate of a reasonably possible loss or range of loss can be made for these lawsuits at this time. Gentiva intends to defend itself vigorously in these lawsuits.

On June 11, 2010, a collective and class action complaint entitled Catherine Wilkie, individually and on behalf of all others similarly situated v. Gentiva Health Services, Inc. was filed in the United States District Court for the Eastern District of California against Gentiva in which a former employee alleged wage and hour violations under the FLSA and California law. The complaint alleged that Gentiva paid some of its employees on both a per visit and hourly basis, thereby voiding their exempt status and entitling them to overtime pay. The complaint further alleged that California employees were subject to violations of state laws requiring meal and rest breaks, overtime pay, accurate wage statements and timely payment of wages. The plaintiff sought class certification, attorneys’ fees, back wages, penalties and damages going back three years on the FLSA claim and four years on the state wage and hour claims. Gentiva denies the plaintiff's allegations but, following a March 2012 mediation, agreed to pay a total settlement amount of $5 million to settle the collective and class action claims. The federal district court granted final approval of the settlement on March 26, 2013, and funds were disbursed to the participating class members, 99 percent of whom timely negotiated their settlement checks. The unclaimed wages will escheat to the State of California, and any balance remaining will be distributed to a cy pres beneficiary at the conclusion of the escheat process. A status conference is scheduled for June 22, 2015, at which time the parties will present a final accounting of the settlement fund, and the court is expected to approve distribution of the residual to the cy pres beneficiary and dismiss the case.

On July 10, 2013, Gentiva was served with a complaint captioned United States ex rel. Vicky White v. Gentiva Health Services, Inc., which had been filed on September 8, 2010 as a qui tam action in United States District Court for the Eastern District of Tennessee by a former employee, Vicky White, as relator. The United States had declined to intervene in this action on April 5, 2013. Relator seeks treble damages and civil penalties under the federal False Claims Act for alleged violations by Gentiva in presenting false claims for payment and receiving Medicare reimbursement for certain home health services it had provided and also seeks damages relating to her alleged retaliatory discharge by Gentiva. On September 6, 2013, Gentiva filed a motion to dismiss the action in its entirety. On June 25, 2014, the court granted in part Gentiva’s motion to dismiss and dismissed four of the five fraudulent schemes alleged by relator. The court denied Gentiva’s motion to dismiss as to the remaining alleged fraudulent scheme of

NOTE 2 – GENTIVA MERGER (Continued)

Legal and Regulatory Proceedings (Continued)

recertifying psychiatric patients and as to relator’s claim of alleged retaliatory discharge. Gentiva filed its answer to the complaint on July 23, 2014. Discovery is on-going in this action. Given the preliminary stage of this action and the limited information that Gentiva has regarding this matter, Gentiva is unable to assess the probable outcome or potential liability, if any, arising from this action. Gentiva intends to defend itself vigorously in this lawsuit.

Federal Securities Class Action Litigation

Between November 2, 2010 and October 25, 2011, five shareholder class actions were filed against Gentiva and certain of its then-current and former officers and directors in the United States District Court for the Eastern District of New York. Each of these actions asserted claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) in connection with Gentiva’s participation in the Medicare Home Health Prospective Payment System (“HH PPS”). Following consolidation of the actions and the appointment of Los Angeles City Employees’ Retirement System as lead plaintiff, on April 16, 2012, a consolidated shareholder class action complaint, captioned In re Gentiva Securities Litigation, Civil Action No. 10-CV-5064, was filed in the United States District Court for the Eastern District of New York. The complaint, which named Gentiva and certain then-current and former officers and directors as defendants, asserted claims under Sections 10(b) and 20(a) of the Exchange Act, as well as Sections 11 and 15 of the Securities Act of 1933 (the “Securities Act”), in connection with Gentiva’s participation in the HH PPS. The complaint alleged, among other things, that Gentiva’s public disclosures misrepresented and failed to disclose that Gentiva improperly increased the number of in-home therapy visits to patients for the purposes of triggering higher reimbursement rates under the HH PPS, which caused an artificial inflation in the price of Gentiva Common Stock during the period between July 31, 2008 and October 4, 2011. On June 15, 2012, defendants filed a motion to dismiss the complaint. On March 25, 2013, the court granted defendants’ motion to dismiss with leave to amend the complaint in accordance with the court’s rulings as set forth in its March 25 order. On May 10, 2013, lead plaintiff filed a consolidated amended class action complaint, and, on June 24, 2013, defendants filed a motion to dismiss. On September 19, 2013, the court granted in part and denied in part defendants’ motion to dismiss. As a result of the court’s decision, the named then-current officers and directors were dismissed from the action, and certain claims against Gentiva and a former officer and a former officer/director remained. On October 3, 2013, the remaining defendants moved for partial reconsideration of the court’s September 19 order. On December 10, 2013, the court granted in part and denied in part the remaining defendants’ motion for partial reconsideration. As a result of the court's decision, Gentiva and the former officer were dismissed from the action, and only a Section 10(b) claim against the former officer/director remained. On January 9, 2014, the former officer/director filed an answer to the consolidated amended class action complaint. On January 28, 2014, lead plaintiff filed a motion for the entry of final judgment under Rule 54(b) of the Federal Rules of Civil Procedure. On March 3, 2014, the court granted in part and denied in part lead plaintiff's motion under Rule 54(b), granting the motion to the extent lead plaintiff sought final judgment for the claims brought pursuant to the Securities Act as to all defendants, and denying the motion to the extent lead plaintiff sought final judgment for the claims brought pursuant to the Exchange Act as to all defendants other than the former officer/director. As a result of the court’s decision, on March 6, 2014, the court entered final judgment in favor of all defendants on lead plaintiff’s claims under Sections 11 and 15 of the Securities Act. On October 17, 2014, lead plaintiff filed a motion for class certification. On November 24, 2014, the parties attended a mediation session but did not reach a settlement. On December 10, 2014, the parties reached an agreement in principle to settle the action for $6.5 million, to be funded in its entirety by insurance. The settlement remains subject to the completion of definitive settlement documentation, notice to the putative class and approval by the court.

Shareholder Derivative Litigation

On January 4, 2011 and October 31, 2011, two actions were filed against certain of Gentiva’s then-current and former directors in Superior Court of DeKalb County in the State of Georgia, alleging, among other things, that Gentiva’s board of directors breached its fiduciary duties to Gentiva. The actions were consolidated and, on February 9, 2012, plaintiffs filed a consolidated complaint (the “Georgia State Court Action”). The Georgia State Court Action, which named certain of Gentiva’s then-current and former directors as defendants, alleged, among other things, that Gentiva’s board of directors had actual or constructive knowledge that Gentiva’s public disclosures misrepresented and failed to disclose that Gentiva improperly increased the number of in-home therapy visits to patients for the purpose of triggering higher reimbursement rates under HH PPS, which caused an artificial inflation in the price of Gentiva Common Stock. On March 26, 2012, defendants filed a motion to dismiss the Georgia State Court Action and further requested a transfer to the Superior Court of Cobb County. On October 12, 2012, the Cobb County court granted defendants’ motion to dismiss the consolidated complaint with prejudice. On November 30, 2012, one of the plaintiffs in the Georgia State Court Action made a demand on Gentiva’s board of directors to take action to remedy the breaches of fiduciary duty alleged in the Georgia State Court Action. The Gentiva board of directors formed a committee (the “Committee”) to consider the demand.

On October 7 and October 13, 2011, two actions were filed against certain of Gentiva’s then-current and former directors and officers in the United States District Court for the Northern District of Georgia, alleging, among other things, that Gentiva’s board of

NOTE 2 – GENTIVA MERGER (Continued)

Legal and Regulatory Proceedings (Continued)

Shareholder Derivative Litigation (Continued)

directors breached its fiduciary duties to Gentiva. The actions also asserted a claim under Section 14(a) of the Exchange Act. The actions were consolidated and, on March 5, 2012, plaintiffs filed a consolidated complaint (the “Georgia Federal Court Action”). The Georgia Federal Court Action, which named certain of Gentiva’s then-current and former directors and officers as defendants, alleged, among other things, that Gentiva’s Board of Directors had actual or constructive knowledge that Gentiva’s public disclosures misrepresented and failed to disclose that Gentiva improperly increased the number of in-home therapy visits to patients for the purpose of triggering higher reimbursement rates under the HH PPS, which caused an artificial inflation in the price of Gentiva Common Stock. The complaint further alleged that Gentiva’s Proxy Statement for its 2010 Annual Meeting of Shareholders was materially false and misleading. On April 16, 2012, defendants filed a motion to dismiss the Georgia Federal Court Action and, on February 11, 2013, the court granted defendants’ motion to dismiss with prejudice. On March 11, 2013, one of the plaintiffs in the Georgia Federal Court Action filed a notice of appeal to the United States Court of Appeals for the Eleventh Circuit. On April 10, 2013, that plaintiff and defendants filed a joint motion to dismiss the appeal with prejudice in the Eleventh Circuit. On April 30, 2013, that motion was granted. On August 2, 2013 and September 24, 2013, respectively, each of the plaintiffs in the Georgia Federal Court Action made a demand on Gentiva’s board of directors to take action to remedy the breaches of fiduciary duty alleged in the Georgia Federal Court Action. The demands were considered by the Committee along with the November 30, 2012 demand, and, after conducting an investigation of the allegations contained in each of the three demands, the Committee and the Gentiva board of directors determined that taking any or all of the demanded actions would not serve the best interests of Gentiva and its shareholders. Accordingly, Gentiva’s board of directors voted unanimously to reject the demands.

Government Matters

Investigations

Odyssey

On May 5, 2008, Odyssey HealthCare, Inc. (“Odyssey”) received a letter from the U.S. Department of Justice (the “DOJ”) notifying Odyssey that the DOJ was conducting an investigation of VistaCare, Inc. (“VistaCare”) and requesting that Odyssey provide certain information and documents related to the DOJ’s investigation of claims submitted by VistaCare to Medicare, Medicaid and the U.S. government health insurance plan for active military members, their families and retirees, formerly the Civilian Health and Medical Program of the Uniformed Services (“TRICARE”), from January 1, 2003 through March 6, 2008, the date Odyssey completed the acquisition of VistaCare. Odyssey has been informed by the DOJ and the Medicaid Fraud Control Unit of the Texas Attorney General’s Office that they are reviewing allegations that VistaCare may have billed the federal Medicare, Medicaid and TRICARE programs for hospice services that were not reasonably or medically necessary or performed as claimed. The basis of the investigation is a qui tam lawsuit filed in the United States District Court for the Northern District of Texas by a former employee of VistaCare. The lawsuit alleges, among other things, that VistaCare submitted false claims to Medicare and Medicaid for hospice services that were not medically necessary and for hospice services that were referred in violation of the anti-kickback statute. The court unsealed the lawsuit on October 5, 2009 and Odyssey was served on January 28, 2010. In connection with the unsealing of the complaint, the DOJ filed a notice with the court declining to intervene in the qui tam action at such time. The Texas Attorney General also filed a notice of non-intervention with the court. These actions should not be viewed as a final assessment by the DOJ or the Texas Attorney General of the merits of this qui tam action. Odyssey continues to cooperate with the DOJ and the Texas Attorney General in their investigation. The relator has continued to pursue the qui tam lawsuit. Odyssey and VistaCare filed motions to dismiss the relator’s complaint on March 30, 2010 and April 2, 2012. The court issued orders on the motions to dismiss on March 9, 2011 and July 23, 2012. Consistent with the court’s orders, relator’s false claims act claims based on alleged medically unnecessary hospice services and for hospice services referred in violation of the anti-kickback statute are permitted to proceed to discovery. On or about September 6, 2013, relator filed her fourth amended complaint. This pleading only alleged wrongdoing against VistaCare from January 1, 2003 through December 31, 2012 and did not allege any substantive wrongdoing against Odyssey or Gentiva and only asserted claims against them as purported successors in interest. On or about September 27, 2013, VistaCare answered the fourth amended complaint, and Gentiva and Odyssey moved to dismiss the allegations made against them. That motion to dismiss as to Gentiva and Odyssey was granted with prejudice by the court on July 23, 2014. The original trial date has been continued to April 4, 2016. VistaCare, Odyssey, and Gentiva deny the allegations made in this qui tam action and will vigorously defend against them. Based on the information available at this time, Gentiva cannot predict the outcome of the qui tam lawsuit, the governments’ continuing investigation, the DOJ’s or Texas Attorney General’s views of the issues being investigated, other than the DOJ’s and Texas Attorney General’s notice declining to intervene in the qui tam action, or any actions that the DOJ or Texas Attorney General may take.

NOTE 2 – GENTIVA MERGER (Continued)

Legal and Regulatory Proceedings (Continued)

Government Matters (Continued)

Investigations (Continued)

Odyssey (Continued)

On February 23, 2010, Odyssey received a subpoena from the Department of Health and Human Services, Office of Inspector General (the “OIG”), requesting various documents and certain patient records of one of Odyssey’s hospice programs relating to services performed from January 1, 2006 through December 31, 2009. Odyssey is cooperating with the OIG and has completed its subpoena production. Based on the limited information that Gentiva has at this time, Gentiva cannot predict the outcome of the investigation, the OIG’s views of the issues being investigated or any actions that the OIG may take.

Gentiva does not believe that an estimate of a reasonably possible loss or range of loss can be made with regard to the above investigations involving Odyssey. Based on the limited information that Odyssey has at this time regarding such investigations, Gentiva is unable to predict the impact, if any, that such investigations may have on its business, financial condition, results of operations, liquidity or capital resources.

Harden

On or about June 19, 2014, Gentiva received a Civil Investigative Demand from the U.S. Department of Justice, Western District of Missouri, under the federal False Claims Act requesting complete medical records for 14 hospice patients and other documents of Hospice Care of the Midwest, L.L.C., a subsidiary of Harden Healthcare Holdings, LLC (“Harden Holdings”), for the period from January 1, 2009 through June 19, 2014. Gentiva is in the process of complying with the demand for documents and is cooperating with the investigation. Gentiva acquired Harden Holdings on October 18, 2013 and in general matters occurring prior to such date are subject to indemnification provisions in the related merger agreement.

On or about June 9, 2014, Iowa Hospice, L.L.C., a subsidiary of Harden Holdings, received a Subpoena Duces Tecum (“Subpoena”) from the Office of Investigations, Kansas City Regional Office of the Office of Inspector General of the Department of Health and Human Services. The Subpoena requests complete medical records for 17 hospice patients and other documents of Iowa Hospice, L.L.C. for the period from January 1, 2007 through June 9, 2014. Harden Holdings is in the process of complying with the Subpoena and is cooperating with the investigation. Gentiva acquired Harden Holdings on October 18, 2013 and in general matters occurring prior to such date are subject to indemnification provisions in the related merger agreement.

Gentiva is unable to predict the financial impact, if any, arising from the above investigations.

Other

On May 16, 2014, Gentiva received a letter from the U.S. Department of Justice, Civil Division, Commercial Litigation Branch and the United States Attorney’s Office of the Eastern District of Pennsylvania notifying it of an investigation under the federal False Claims Act regarding Gentiva and its related entities. The letter requested various documents related to Gentiva’s home health business for the time period January 1, 2008 through May 16, 2014 including documents related to chart audits of Medicare claims. Gentiva is cooperating with the investigation and is continuing to produce documents in response to the letter request. Based on the limited information that Gentiva has at this time, Gentiva is unable to predict the financial impact, if any, arising from this investigation.